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                                                                 Exhibit (17)(f)

                               POWER OF ATTORNEY

        We, the undersigned officers and Trustees of Tax-Managed Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust on behalf of an existing or proposed series with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


     Signature                      Title                           Date
     ---------                      -----                           ----

                                 President, Principal
/s/ James B. Hawkes              Executive Officer
-----------------------------    and Trustee                 February 20, 1998
James B. Hawkes


                                 Treasurer and Principal
                                 Financial and Accounting
/s/ James L. O'Connor            Officer                     February 20, 1998
----------------------------
James L. O'Connor


/s/ Landon T. Clay               Trustee                     February 20, 1998
----------------------------
Landon T. Clay


/s/ Donald R. Dwight             Trustee                     February 20, 1998
----------------------------
Donald R. Dwight


/s/ Samuel L. Hayes, III         Trustee                     February 20, 1998
----------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer             Trustee                     February 20, 1998
----------------------------
Norton H. Reamer


/s/ John L. Thorndike            Trustee                     February 20, 1998
----------------------------
John L. Thorndike


/s/ Jack L. Treynor              Trustee                     February 20, 1998
----------------------------
Jack L. Treynor